                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

NAME                            PLACE OF INCORPORATION                % OWNERSHIP
------------------------------  ------------------------------------  -------------
Larscom Limited                 England and Wales                            100%